EXHIBIT 32.2



                 CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




   In connection with the Annual Report of OptimumBank Holdings, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Richard L. Browdy, Chief Financial Officer of the Company, certify, pursuant to 19 U.S.C. ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



Date: March 31, 2006                  /s/ Richard L. Browdy
                                      ------------------------------------------
                                      Richard L. Browdy, Chief Financial Officer